SECURITIES AND EXCHANGE COMMISSION

                      	  Washington, DC 20549



                       	    	 FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 1999



          			 UNIMED PHARMACEUTICALS, INC.
              (Exact Name of Registrant as Specified in Charter)



DELAWARE                      0-3390                   22-1685346
(State or other         (Commission File Number)     (IRS  Employer
Jurisdiction of 						   Identification No.)
Incorporation)

                       2150 E. LAKE COOK RD.
                      BUFFALO GROVE, ILLINOIS                60089
                (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (847) 541-2525



                           NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.   OTHER EVENTS.

     Incorporated by reference to Press Release by Unimed Pharmaceuticals, Inc. dated February 8, 1999.


ITEM 7.   FINANCIAL   STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION   AND
          EXHIBITS.

          (A)       FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

                    Not Applicable.


          (B)       PRO FORMA FINANCIAL INFORMATION

                    Not Applicable.


          (C)       EXHIBITS


          EXHIBIT NO.    DOCUMENT

          17.1 Press Release dated February 8, 1999 by Unimed Pharmaceuticals, Inc.{1}

**FOOTNOTES**

     {1}  Filed herewith.





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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   UNIMED PHARMACEUTICALS, INC.
                                   (Registrant)


                                   By:  /S/ DAVID E. RIGGS
                                         David  E.  Riggs,  Chief Financial
                                         Officer


Dated: February 19, 1999